RELATED-PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2012
RELATED-PARTY TRANSACTIONS

NOTE 26. RELATED-PARTY TRANSACTIONS

In 2010 and 2011, to support our current operations we had short-term indebtedness from Waterland Financial Holdings (“Waterland”), a key manager of which was one of our directors. The largest amounts of outstanding short-term indebtedness to Waterland during the years ended December 31, 2010 and 2011 were $1.5 million and $1.7 million, respectively. As of December 31, 2011 and 2012, we did not have any indebtedness owed to Waterland.

We, through IAHGames, made an equity investment in Monsoon in connection with our acquisition of IAHGames with effect from July 1, 2010. In 2010, prior to our acquisition, IAHGames loaned $5.0 million to Monsoon to support Monsoon’s current operations at interest of 7 percent per annum. In addition, from September to December 2010, we loaned an additional $5.1 million to Monsoon to support its operation at an interest rate of 7 percent per annum. The largest amount outstanding to Monsoon from July 1, 2010 through August 31, 2011, after which we began to consolidate Monsoon, was $10.3 million. As of August 31, 2011, the balance of this loan receivable was $3.2 million, after being reduced in connection with absorbing additional losses of Monsoon as discussed in more detail in Note 16, “Investments”.

During 2011, our Company entered into loan agreements in the aggregate of $5.2 million with Mangas Everest, with interest rates of 3 percent per annum. As of December 31, 2011, the balance of this loan receivable was nil after being reduced in connection with absorbing additional losses of Mangas Everest (as discussed in more detail in Note 16, “Investments”) and considering the financial status of Mangas Everest, from which we do not expect to collect all principal and interest. We also reversed the interest recognized previously on these loans and ceased to recognize interest income going forward.